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                                SUBSCRIPTION AGREEMENT

                               TRANS WORLD GAMING CORP.
                          TWG INTERNATIONAL US CORPORATION
                                 TWG FINANCE CORP.

     This is a SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of March 16, 1998, by and among TRANS WORLD GAMING CORP., a Nevada Corporation (the "Parent"), TWG INTERNATIONAL U.S. CORPORATION, a Nevada corporation and a wholly-owned subsidiary of Parent (the "Operating Subsidiary"), TWG Finance Corp., a Delaware orporation and a wholly-owned subsidiary of the Parent (the "Finance Subsidiary" which, together with the Operating Subsidiary shall be referred to herein as the "Subsidiaries") and the undersigned (the "Subscriber"). The Parent and Subsidiaries shall be referred to herein as the "Company".

                                  BACKGROUND

     1. The Units. The Parent and Subsidiaries desire to sell a unit (the "Unit"), such Unit consisting of (i) a 12% Senior Secured Note due [DUE DATE] of the Parent and the Subsidiaries (the "Notes") and (ii) warrants to purchase shares of Common Stock of the Parent (the "Warrants"). The Subscriber desires to purchase the Unit. The Unit shall be comprised of a
Note in the principal amount of, and a Warrant as to the number of shares, both of which are set forth opposite the Subscriber's name on Exhibit "A" attached hereto. The term "Units" shall refer to the total of each unit purchased pursuant to this offering. The total subscription shall be between $15,000,000 and $17,000,000.

     2. The Acquisition. The Parent has formed the Operating Subsidiary to acquire (the "Acquisition") the equity interest in entities which own two operating casinos and real property on which to build a third casino (collectively the "Czech Casinos"), all in the Czech Republic as set forth in that certain Confidential Private Placement Summary, as amended by the Supplement thereto dated March 1998 (the "Summary") dated February 1998. The terms of the Acquisition are evidenced by that certain Stock Purchase Agreement by and among Trans World Gaming Corp., 21st Century Resorts, a.s., Gameway Leasing Limited, Monarch Leasing Limited, and The Named Individuals (the "Acquisition Agreement"). Certain proceeds from the sale of the Units will be used to fund the purchase price of the Acquisition and the expenses related thereto (the "Acquisition Price"). The Closing of this Agreement and of the Acquisition Agreement shall be simultaneous.

     3. The Finance Company. The Parent has formed the Finance Subsidiary for the sole purpose of obtaining an enforceable pledge of a security interest in certain entities acquired or formed pursuant to the Acquisition. At the Closing, sums advanced pursuant to the Escrow Agreement to fund the purchase price of the Units shall be deemed advanced to the Finance Subsidiary and then be deemed advanced by the Finance Subsidiary to the Operating Subsidiary. The Note evidencing this advance from the Finance Subsidiary to the Operating Subsidiary (the "Financing Note") shall be deemed issued at the Closing simultaneously with the Closing of this Agreement and the Acquisition Agreement. The Financing Note shall be secured as set forth

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herein.  The Financing Note shall be pledged by the Finance Subsidiary to secure repayment of the Notes.

     4. Funding. In order to effectuate the closing of the Acquisition Agreement pursuant to its terms, cash representing the purchase price of all of the Units must be deposited by no later than March 17, 1998 with U.S. Trust Company of Texas, N.A. (the "Escrow Agent") pursuant to the terms of that certain Escrow Agreement attached hereto as Exhibit "B" and by this reference incorporated herein (the "Escrow Agreement"). Sums adequate to close the Acquisition Agreement will then be transferred to an escrow account controlled by the Escrow Agent (the "Acquisition Funds"). Upon satisfaction of the terms and conditions set forth in the Escrow Agreement, on March 30, 1998, the Acquisition Funds will be transferred from the Escrow Agent to an account in trust in the name of Barnett Sampson Solicitors, London, England (the "Barnett Sampson Account"), counsel for the Sellers of the Czech Casino entities (the "Sellers"), to be released sequentially while in escrow to the Finance Subsidiary, the Operating Subsidiary and the Sellers, simultaneously upon the closing of the Acquisition Agreement on March 31, 1998. No interest shall be credited to the Subscriber for the period of time the funds reside in the escrow account unless such funds are disbursed to the Subscriber in accordance with the terms of the Escrow Agreement. The remaining sums representing the purchase price of the Units shall be disbursed as set forth in the Escrow Agreement.


                                     TERMS

     Intending to be legally bound, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. SALE AND PURCHASE. Subject to the terms and conditions set forth herein and in the Escrow Agreement, at the Closing (as defined in Section 2, below) the Company will issue and sell to the Subscriber a Note in the principal amount, and the Parent will issue and sell to the Subscriber the number of Warrants, set forth opposite the Subscriber's name on Exhibit "A" hereto.

     2.   THE CLOSING.

     (a) The purchase and sale of the Units will take place at a closing (the "Closing") to occur simultaneously at 11:00 a.m., Prague, Czech Republic time, on Tuesday, March 31, 1998 (the "Closing Date") at the office of Becker & Poliakoff, P.A., Prague, Czech Republic and at the offices of White & Case, 1155 Avenue of the Americas, New York, New York, 10019. The date and time of Closing is referred to herein as the "Closing Date."

     (b) Subject to the terms and conditions set forth herein, at the Closing the purchase price for the Units shall be paid in full in immediately available funds pursuant to the terms of paragraph 8 below.

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     (c)  Subject to the terms and conditions set forth herein, at the
Closing the Parent and the Subsidiaries shall deliver to the Subscriber against payment of the purchase price therefor, the Note and Warrant registered in such name or names as shall be designated by the Subscriber. Delivery of the Note and Warrant dated March 31, 1998 (to accrue interest from March 17, 1998) to the Purchasers' Counsel, as that term is defined in
Section 8, shall be deemed delivery to the Subscriber. This subscription may be accepted or rejected in whole or in part in the sole and absolute discretion of Parent and Parent may allocate to the Subscriber a lower dollar amount than that for which the Subscriber has subscribed hereby. The offering conducted by the Parent hereby may be cancelled or terminated by Parent at any time, in Parent's sole discretion, without liability on the part of Parent or Subsidiaries and all funds obtained from Subscriber shall be returned to Subscribers with interest earned, if any.

     (d) If at the Closing the Parent and the Subsidiaries shall fail to tender such Unit to the Subscriber as provided above in this Section 2 or if any of the conditions specified in Section 8 below shall not have been fulfilled to the Subscriber's satisfaction, Subscriber shall, at its election, be relieved of any further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such non-fulfillment.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As of the Closing Date, the Company represents and warrants to the Subscriber that:

     (a)  ORGANIZATION, STANDING, ETC.    Parent is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its assets and carry on its business as presently conducted. The Operating Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its assets and to carry on its business as presently conducted. The Financing Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own its assets and to carry on its business as presently conducted. Parent and Subsidiaries have all requisite corporate power and authority to (i) execute, deliver, and perform their obligations under this Agreement, the Escrow Agreement, the Indenture, the Notes, the Warrants, the Finance Note and all other agreements and instruments executed and delivered pursuant to or in connection with this Agreement, the Indenture and the Finance Note (collectively the "Operative Agreements"), and (ii) issue the Units.

     (b) AUTHORIZATION AND EXECUTION; UNITS VALIDLY ISSUED. The execution, delivery and performance by Parent and Subsidiaries of this Agreement and the other Operative Agreements, and the issuance of the Unit hereunder have been duly and validly authorized by Parent and Subsidiaries. This Agreement and the other Operative Agreements have been duly executed and delivered by Parent and Subsidiaries and constitute valid and binding agreements of Parent and Subsidiaries enforceable against Parent and Subsidiaries in accordance with their respective terms. Upon the payment of the purchase price for the Units and the delivery of documents evidencing the Units, the Notes will be valid and binding obligations of the Parent and Subsidiaries and the shares of common stock issuable pursuant to the Warrants will upon issuance be duly and validly

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issued and outstanding, fully paid and nonassessable (other than the exercise price of the Warrants).

     (c) CONTRAVENTION. Assuming that the holders of the 1999 Notes (as defined herein) restructure such 1999 Notes as a condition to the Closing the execution, delivery and performance of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated thereby do not contravene or constitute a default under or violate (i) any provision of applicable law or regulation the violation of which would have a material adverse effect on Parent or Subsidiaries or on the Units, (ii) the Articles of Incorporation and Bylaws of Parent or Subsidiaries, or (iii) any agreements, judgment, injunction, order, decree or other instrument binding upon Parent or Subsidiaries or any of their assets or properties, the violation of which would have a material adverse effect on Parent or Subsidiaries or on the Units.

     For purposes of this Agreement, a "material adverse effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Parent and Subsidiaries, (b) the ability of the Parent or Subsidiaries to perform their respective obligations under this Agreement, or any other Operative Agreement to which any of them is a party, or (c) the validity, enforceability, perfection or priority of this Agreement or the rights or remedies of the Trustee or the holder of the Notes.

     (d) LITIGATION, PROCEEDINGS, DEFAULT. Other than (i) a lawsuit commenced by the Borrower against the State of Louisiana, Docket No. 434,700-D, pending in East Baton Rouge Parish; (ii) MONARCH CASINOS, INC. OF LOUISIANA ET. AL. V. TRANS WORLD GAMING CORP., 15th Judicial District Court, Case No. 97-5037, division B, Lafayette Parish, Louisiana; (iii) a petition for Concursus regarding the sub-lease with Prime Properties, Inc. in the 15th Judicial District Court, Lafayette Parish, Louisiana, Case No. 97-6174-D;
(iv) PRIME PROPERTIES, INC. V. NATIONAL AUTO/TRUCK STOPS, INC., U.S. District Court, Western District of Louisiana, Case No. CV98-0076-L-O regarding the claim of Prime Properties, Inc. of the breach of its franchise agreement with the defendant therein; (v) Voluntary Petition in Bankruptcy of Prime Properties, Inc. in the U.S Bankruptcy Court for the Western District of Louisiana, Case No. 98BK-50087, there is no action, suit, investigation or proceeding pending against, or to the knowledge of the Parent or Subsidiaries, threatened against or affecting, Parent or Subsidiaries or their assets or any of the Units before or by any court or arbitrator or any governmental body, agency, department, instrumentality or official which would have a material adverse effect on Parent or Subsidiaries or their assets or any of the Units. Parent and Subsidiaries are not in violation of their Articles of Incorporation or Bylaws, and Parent and Subsidiaries are not in violation of or in default under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Parent or Subsidiaries which violation or default (i) would effect the validity of this Agreement, the Units, or any other Operative Agreement, or (ii) would impair the ability of Parent or Subsidiaries to perform in any material respect the obligations which they have under this Agreement or any other Operative Agreement.

     (e) GOVERNMENTAL REGULATIONS. Except as required pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and State securities laws, Parent and Subsidiaries are not subject to any foreign,

Federal or State law or regulation limiting their ability to enter into this Agreement or any other Operative Agreement, to issue the Units or to perform their obligations required thereby.

     (f) CAPITALIZATION OF PARENT. Parent's authorized capital stock consists of 50,000,000 shares of Parent Common Stock and 2,000,000 shares of Parent Preferred Stock. As of the date of this Agreement, 3,044,286 shares of Parent Common Stock and no shares of Parent Preferred Stock were issued and outstanding. All outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable. To the best of its knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale and issuance of any of its capital stock. As of the Closing Date, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Parent, or otherwise require the Parent to issue, any shares of capital stock of the Parent or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of Parent and the Parent will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except for the Warrants and as set forth on Exhibit "C". Except for certain warrants outstanding owned by Mr. Baker as set forth on Exhibit "C", neither the issuance of the Warrants, nor the issuance of the Parent Common Stock upon exercise of the Warrants, will result in an anti-dilution adjustment or otherwise increase the number of shares of Parent Common Stock issuable upon conversion or execution of any of the Warrants or Options set forth on Exhibit "C". The Parent Common Stock underlying the Warrants has been duly reserved for issuance upon exercise of the Warrants and, when so issued against payment of the Warrant exercise price therefore, will be duly authorized, validly issued and outstanding, fully paid and nonassessable. Neither the issuance and delivery of the Warrants nor the issuance and delivery of the Parent Common Stock upon exercise of the Warrants is subject to any preemptive right of any stockholder of the Parent or to any right of first refusal or other similar right in favor of any person.

     (g) DEBT OF SUBSIDIARY. The holders of the Notes will have a first lien and security interest in the stock of the Subsidiaries and the Finance Note. The Finance Note shall be secured by a sixty-six percent (66%) interest in a certain acquired and subsequently acquired or created direct subsidiaries of TWG International to the extent permissible under applicable law and regulation.

     (h) OWNERSHIP OF PROPERTY. Each of the Parent and Subsidiaries has good record title in fee simple to, or a valid and subsisting leasehold interest in, all its real property, and good title to all of its other property, in each case which is necessary or useful in the conduct of its business. Each lease agreement under which either such entity holds an interest in leased property is in full force and effect, to the best of the Parent's knowledge, other than a lease by the Parent's Louisiana subsidiary of a casino property.

     (i) DOCUMENTATION; NO MATERIAL MISSTATEMENTS. All of the necessary documents related to the consummation of this transaction which have been requested by the Subscriber to be provided have been provided by Parent and Subsidiaries to the Subscriber and are true, correct and complete in all material respects. No written representation or warranty made by the Parent and Subsidiaries in or pursuant to this Agreement and the Summary contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading to a purchaser of securities from Parent and Subsidiaries.

     (j) PRIVATE SALE; VOTING AGREEMENTS. Subject to the accuracy of the Subscriber's representations contained herein, neither the offer, sale and issuance of the Notes and the Warrants hereunder nor the issuance and delivery of any Common Stock upon the exercise of any Warrants requires registration under the Securities Act or any state securities law. To the best of the Parent's knowledge, there are no agreements of any shareholders of the Parent with respect to the voting or transfer of shares of its capital stock.

     (k) ACQUISITION AGREEMENT. The Parent has delivered to Purchaser's Counsel a true and complete copy of the Acquisition Agreement (including each amendment, consent or waiver in respect thereof). Such Agreement is in full force and effect, and is the valid, binding and enforceable obligation of the Parent, and to the best of Parent's knowledge, of the parties thereto. Neither the Parent, nor, to the best of Parent's knowledge, the other parties to the Acquisition Agreement, are in breach of their obligations thereunder and to the best of the Parent's knowledge, no such breach is anticipated or threatened.

     (l) LICENSES, COMPLIANCE WITH LAW, OTHER AGREEMENTS, ETC. The Parent and Subsidiaries have, and upon completion of the Acquisition of the Czech Casinos will have, all necessary franchises, permits, gaming and other licenses and other rights to allow it to conduct its business as presently conducted and as proposed to be conducted upon acquisition of the Czech Casinos. The Parent's and Subsidiaries businesses have been conducted in compliance with all federal, state and local laws, ordinances, rules and regulations except where such violations, defaults or noncompliance would not have a material adverse effect on the Parent or the Subsidiaries.

     (m) EMPLOYEES. Set forth on Schedule 3(m) is a list and summary description of all agreements between the Parent and any employee thereof.

     (n) NO UNDISCLOSED LIABILITIES. Except as forth on Schedule 3(n), the Parent has no indebtedness, liabilities or obligations (whether absolute or contingent, liquidated or unliquidated, or due or to become due) except (i) as and to the extent of the amounts reflected or reserved against on the most recent Form 10-QSB of the Parent filed with the Securities and Exchange Commission, and (ii) indebtedness, liabilities and obligations incurred in the ordinary course of business of the Parent and the Subsidiaries since the date thereof.

     (o) AFFILIATE TRANSACTIONS. Except as set forth on Schedule 3(o), Parent and Subsidiaries have not entered into any agreement, arrangement or transaction with any officer, director, shareholder or other affiliate within the past twelve months, and none of the such persons or entities own property or rights, tangible or intangible, which are used in the Parent's or Subsidiaries business.

     (p) TAXES. The Parent and Subsidiaries have prepared and filed all tax returns, including information returns, declarations, reports estimates and statements (collectively, "Tax

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Returns"), required to be filed by it under any United States federal, state or local law or any foreign law, which Tax Returns are true, correct and complete. The Parent and Subsidiaries have paid or made provision for the payment of all taxes, charges, fees, levies or other assessments, including all net income, gross income, gross receipts, gaming, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, property or other taxes fees, assessments or charges, together with any interest and any penalties or additional amounts thereon (collectively "Taxes"), that are due or claimed to be due from it by any authority. There are no liens for any such Taxes upon any assets, tangible or intangible, of the Parent or Subsidiaries. The reserves for Taxes reflected on the most recent balance sheet of the Parent in the most recent Form 10-QSB are sufficient for payment of all unpaid Taxes (whether or not currently disputed) incurred with respect to the periods ended on the date thereof and for all periods ended prior to such date.
There are no pending claims, disputes or questions relating to, or claims for, Taxes of the either the Parent or Subsidiaries. Neither the Parent nor the Subsidiaries have been granted any extension of the period of limitations applicable to any claim for Taxes.

     (q) All information regarding the status of the Subscriber shall be kept strictly confidential, except where disclosure is required by applicable law and regulation or by order of a court of competent jurisdiction.

     (r) Parent and Subsidiaries shall use the proceeds only as set forth in the Summary, unless set forth to the contrary in this Agreement or the Escrow Agreement.

     (s) Neither Parent nor Subsidiaries is an "investment company" under the Investment Company Act of 1940.

     4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to and covenants with the Company and to each director, officer and, controlling person of the Company as follows:

     (a)  GENERAL.

          (i) The Subscriber was not organized for the specific purpose of acquiring the Unit.

                    (ii) The Subscriber has all requisite legal power and authority to purchase and own the Unit under applicable state and federal law and regulation. This Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed and delivered by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in law or in equity. The Subscriber has delivered herewith the full purchase price for the Unit subscribed.

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     (b)  INFORMATION CONCERNING THE COMPANY.

               (i) The Subscriber acknowledges receipt of the Summary, is familiar with the business and financial condition, properties, operations, risks and prospects of the Company and, at a reasonable time prior to the execution of this Subscription Agreement, has been afforded the opportunity to ask questions of and received satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations, risks and prospects of the Company and concerning the terms and conditions of the offering of the Unit and has asked such questions as it desired to ask and all such questions have been answered to the full satisfaction of the Subscriber. The Subscriber has received no other offering literature, information or advertisements relating to the Units other than the Summary.

               (ii) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Subscriber.

               (iii) The Subscriber understands that the purchase of the Unit involves various risks, including, but not limited to, those outlined in this Subscription Agreement and the Summary.

               (iv) The Subscriber is relying solely on the information contained in the Summary and in this Subscription Agreement and the answers to the questions with respect thereto furnished to the Subscriber by the Company. No representations or warranties have been made to the Subscriber by the Company other than as set forth in this Agreement or as to the tax consequences of this investment, or as to profits, losses, return on investment, or cash flow which may be received or sustained as a result of this investment, other than those contained herein.

               (v) All documents, records and books pertaining to a proposed investment in the Unit which the Subscriber has requested have been made available to the Subscriber.

               (vi) The Units have not been registered under the Securities Act of 1933, as amended, or the securities acts of any state and no federal or state agency has made any finding or determination as to the fairness of the Offering of the Units, or any recommendation or endorsement of the Offering or the Units.

               (vii) The forward looking statements and projections made by the Company in the Summary were intended for illustration purposes only and no assurances were given that actual results will correspond with the results presented therein.

     (c)  STATUS OF THE SUBSCRIBER.

             (i) The Subscriber is in a financial position to hold the Notes until maturity and is able to bear the economic risk and withstand a complete loss of investment in the Unit.

             (ii) The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment in the Unit and has the net worth to undertake such risks.

             (iii) The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice with respect to the risks inherent in the investment in the Unit, and the suitability of the investment in the Unit in light of the Subscriber's financial condition and investment needs.

             (iv) The Subscriber believes that the investment in the Unit is suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs, and the Subscriber has adequate means providing for the Subscriber's current financial needs and has no need for liquidity of investment with respect to the Unit.

             (v) The Subscriber realizes that (i) the purchase of the Unit is a long-term investment; (ii) the Subscriber must bear the economic risk of investment until the Notes mature and because the Notes have not been registered under the Securities Act, the Notes cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available; and (iii) there is presently no public market for the Notes.
It is not anticipated that a public market will develop and the Subscriber may not be able to liquidate the Subscriber's investment in the event of an emergency or otherwise or pledge the Notes as collateral security for loans.

             (vi) The Subscriber acknowledges that the Unit is being purchased for the Subscriber's own account and for investment and without the intention of reselling or redistributing the same, and that the Subscriber made no agreement with others regarding the sale, transfer or disposition of any of the Unit.

             (vii) The Subscriber has no agreements (written or oral), understandings or commitments with any other investor subscribing for Unit.

             (viii) The Subscriber represents that the Subscriber is (CHECK EACH CATEGORY OF "ACCREDITED INVESTOR" BELOW, IF ANY, WHICH IS APPLICABLE TO THE SUBSCRIBER):

                 () (A) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                 () (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                 () (C) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to
Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A)-(G));

                 () (D)  a private business development company as defined in
Section 202(a)(22) of the Investment Advisors Act of 1940;

                 () (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Unit;

                 () (F) a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Unit whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in Unit;

                 () (G) an entity in which all of the equity owners are "Accredited Investors" (as listed in categories (A)-(F)); or

                 () (H) The Subscriber is a "qualified institutional buyer" as defined by the Act under Rule 144A(a)(1); or

                 () (I) The Subscriber is resident in a country other than the United States of America and does not intend to sell the Unit, and will not sell the Unit, to any resident of the United States of America for at least one (1) year after the Closing Date.

             (ix) The statements made by the Subscriber herein are true and correct and are confirmed hereby, and the Company shall be entitled to rely thereon.

             (x) The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Unit.

     (d)  RESTRICTIONS ON TRANSFER OR SALE OF THE UNITS.

             (i) The Subscriber is acquiring the Unit described solely for the Subscriber's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Unit. The Subscriber understands that the offer and the sale of the Units have not been registered under the Securities Act or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Parent is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

             (ii) THE SUBSCRIBER UNDERSTANDS THAT THE UNITS ARE "RESTRICTED SECURITIES" UNDER APPLICABLE FEDERAL SECURITIES LAWS AND THAT THE SECURITIES ACT AND THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") PROVIDE, IN SUBSTANCE, THAT THE SUBSCRIBER MAY DISPOSE OF THE UNIT ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM, AND THE SUBSCRIBER UNDERSTANDS THAT THE PARENT HAS NO OBLIGATION OR INTENTION TO REGISTER THE NOTES OR WARRANTS PURCHASED BY THE SUBSCRIBER HEREUNDER OR TO TAKE ACTION SO AS TO PERMIT SALES PURSUANT TO THE SECURITIES ACT (INCLUDING RULE 144 THEREUNDER). AS A CONSEQUENCE, THE SUBSCRIBER UNDERSTANDS THAT THERE IS NO PUBLIC MARKET FOR THE NOTES OR WARRANTS (NOR IS ONE EXPECTED TO DEVELOP) AND THE SUBSCRIBER THEREFORE MUST BEAR THE ECONOMIC RISKS OF THE INVESTMENT IN THE NOTES OR WARRANTS FOR AN INDEFINITE PERIOD OF TIME. THE SUBSCRIBER UNDERSTANDS THAT THE SUBSCRIBER MAY NOT AT ANY TIME DEMAND THE PURCHASE BY THE COMPANY OF THE SUBSCRIBER'S UNIT.

             (iii) The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Unit or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Unit under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the Parent and any transfer agent for the Unit shall not be required to give effect to any purported transfer the Unit except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on the certificates representing the Units:

                    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO

                    THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

             (iv) The Subscriber has not offered or sold any portion of the subscribed for Unit and has no present intention of dividing such Unit with others or of reselling or otherwise disposing of any portion of such Unit either currently or after the passage of a fixed or determinable period of time or upon the occurrence on nonoccurrence of any predetermined event or circumstance in violation of the Securities Act or applicable state securities laws.

     5. SURVIVAL AND INDEMNIFICATION. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 5 shall survive (i) the acceptance of the Subscription Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Unit. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

     6. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell the Unit specified herein is subject to the condition that the representations and warranties of the Subscriber contained in Paragraph 4 hereof shall be true and correct on and as of the Closing Date in all respects with the same effect as though such representations and warranties had been made on and as of the Closing Date.

     7. ESCROW. An Escrow to fund the purchase price of the Units shall be established as follows:

     (a) Establishment of Escrow. The Company and the Escrow Agent shall enter into the Escrow Agreement substantially in the form attached hereto as Exhibit "B".

     (b) Payment into Escrow. Upon execution of this Agreement by the Issuer and the Subscriber, and not later than March 17, 1998, the Subscriber shall transfer to the Escrow Agent the principal amount of the Note set forth opposite the Subscriber's name on Exhibit "A" hereto.

     (c) Effect of Escrow. The execution of this Agreement and the deposit of the above sums into escrow shall not be deemed the purchase of the Unit by the Subscriber. Rather, such sums shall be held in escrow with either the Escrow Agent (or in the Barnett Sampson Account upon satisfaction of the conditions specified in the Escrow Agreement) pending the simultaneous closing of the Acquisition Agreement, the Financing Note and this Agreement (the "Final Closing"). The purchase of the Units shall occur upon the Final Closing.

     (d) Repayment. Should the Closing not occur, the Company shall cause all sums delivered to the Escrow Agent and disbursed by the Escrow Agent pursuant to the terms of the Escrow Agreement to be collected by the Escrow Agent. Such sums shall then be repaid to the Subscriber pursuant to the terms of the Escrow Agreement.

     8.   SUBSCRIBER CONDITIONS FOR CLOSING.

     The Company's Obligations. The Subscriber's obligation to purchase the Unit on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which, by the terms hereof, are to be performed at or prior to the time of delivery of the Unit and to the following further conditions precedent:

               (a)  Closing Certificates.

                    (i) From the Company. Jack R. Bird, Esq. of Bergman, Yonks, Stein & Bird, L.L.P. (the "Purchasers' Counsel"), shall have received a certificate dated the Closing Date, signed by an authorized officer of both the Parent and Subsidiaries, the truth and accuracy of which shall be a condition to Subscriber's obligation to purchase the Unit proposed to be sold to Subscriber and to the effect that (1) the representations and warranties of the Parent and Subsidiaries herein are true and correct on and as of the Closing Date, (2) the Parent and Subsidiaries have performed all of its obligations hereunder which are to be performed on or prior to the Closing Date, (3) no default has occurred and is continuing in either this Agreement or the Acquisition Agreement, (4) the corporate good standing of the Parent and Subsidiaries, and (5) that all contingencies necessary to close the Acquisition Agreement and the Financing Note have been satisfied or waived and that the Parent and Subsidiaries shall close the Acquisition Agreement upon authorization by Purchasers' Counsel pursuant to paragraph 8(a)(ii).

                    (ii) From Subscriber's Special Counsel. The Purchasers' Counsel, on behalf of the Subscribers, shall have delivered (i) a certificate to counsel for the Company authorizing the release of the Purchase Price (as defined in the Acquisition Agreement) from the Barnett Sampson Account to the Sellers of the Czech Casinos, and (ii) a certificate to the Escrow Agent directing the release of the remaining escrowed sums pursuant to the Escrow Agreement.

               (b) Related Transactions. The Company shall have consummated the sale of the minimum amount of the Units comprising the offering and all such Subscribers shall have wire transferred to the Escrow Agent an amount equal to the principal amount of the Notes so purchased in compliance with paragraph 7 above.

          (c) The Indentures. The Parent, the Subsidiaries and the Trustee shall have simultaneously authorized, executed and delivered the Indentures. The Indentures shall be in full force and effect and shall constitute the valid, binding and enforceable obligation of the Parent, Subsidiaries and the Trustee, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceding at law or in equity, and no default on the part of the Parent or Subsidiaries shall exist thereunder.

          (d) Operative Agreements. Each of the other Operative Agreements to be executed and delivered on or before the Closing Date shall have been duly authorized and simultaneously executed and delivered by each of the Parent, the Subsidiaries and other parties thereto (including the Finance Note and related indenture and all related documents necessary to grant the liens and security interests contemplated therein), shall be in full force and effect and shall constitute the valid, binding and enforceable obligation of each party, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in law or in equity.

          (f) Proceedings. All proceedings in connection with the transaction contemplated by the Operative Agreements shall be reasonably satisfactory to the Purchaser's Counsel and the Purchaser's Counsel shall have received all such counterpart originals or certified or other copies of such documents Purchaser's Counsel may reasonably request.

          (g) Opinion of Counsel. On the Closing, Subscribers shall have received an opinion of counsel in a form reasonably acceptable to
Purchaser's Counsel.

          (h) The Acquisition Agreement and the Financing Note shall close simultaneously with this Agreement, although the Units shall close sequentially immediately prior to the Financing Note.

          (i) The Parent shall deliver executed documents of the restructured 1999 Notes which extend the maturity date thereof to not less than six (6) months beyond the maturity date of the Notes and convert the fixed interest payments to a cash flow feature, on terms acceptable to Subscribers investing three quarters of the dollar of this Subscription.

          (j) Either (i) each of the outstanding Warrants set forth on Exhibit C attached hereto shall have been amended so as to (a) eliminate the anti-dilution provisions contained therein and replace them with customary anti-dilution protections substantially identical to those granted to the holders of the Warrants hereunder, and (b) waive any anti-dilution adjustments for the issuance of the Warrants hereunder or the issuance of the Common Stock upon exercise thereof, or

(ii) the holders of the Warrants hereunder shall be entitled to the most favorable of such anti-dilution provisions contained in such warrants such that the Warrants issued hereunder shall at all times after the issuance date be exercisable into 40% of the shares of Parent Common Stock outstanding (fully diluted for (a) the exercise of such Warrants, (b) the exercise of any warrants or other securities issued to the holders of the Company's outstanding 12% Secured Convertible Senior Bonds in connection with the restructuring thereof, and (c) the exercise of the Company's currently outstanding warrants having an exercise price less than $7.00 per share (taking into consideration any anti-dilution adjustments contained therein for the issuance of the Warrants or the issuance of the Parent Common Stock upon exercise thereof)) or (iii) such other actions shall be taken to resolve any anti-dilution provided for in the warrants set forth on Exhibit "C" as are otherwise acceptable to the Subscribers of 75% in dollar face amount of the Units.

     9.   EXPENSES AND CONSENTS.

          9.1 Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay all reasonable expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of the Operative Agreements, including, without limitation: (i) the cost and expense of preparing and reproducing the Operative Agreements, of furnishing all opinions by counsel for the Company as to any legal matter arising hereunder and all certificates on behalf of the Company; (ii) the cost of delivering to Subscriber's principal office, insured to Subscriber's satisfaction, the certificates representing the Unit issued and sold to Subscriber hereunder;
(iii) the reasonable fees, expenses and disbursements of Bergman, Yonks, Stein & Bird, L.L.P. and White & Case, and other necessary European Special Counsel, as counsel to the Subscriber's in connection with such transactions and any such amendments or waivers; (iv) the costs and expenses, including attorneys' fees, incurred by Subscriber or any subsequent holder of the Notes or Warrants in enforcing (or determining whether or how to enforce) any rights under any Operative Agreement or in responding to any subpoena or other legal process in connection with any Operative Agreement or the transactions contemplated hereby; and (v) the reasonable out-of-pocket expenses incurred by Purchaser's Counsel on behalf of Subscriber in connection with such transactions and any such amendments or waivers. The Parent will also pay, and will save Subscriber and each holder of any Unit harmless from, all reasonable claims in respect of the fees, if any, of brokers and finders (unless engaged by Subscriber) and any transfer and all liabilities with respect to any transfer taxes (including interest and penalties) which may be payable in respect of the execution and delivery hereof of the Notes and Warrants hereunder and any amendment, waiver or forbearance under or in respect hereof or of the Notes and Warrants.

          9.2  Consents.

     (a) Jack R. Bird, Esq. of Bergman, Yonks, Stein & Bird, LLP, counsel to the purchasers in this transaction, also represents Value Partners, Ltd. which is the holder of a majority of Trans World Gaming Corp. 12% Secured Convertible Senior Bonds due 1999 (the "1999 Notes") and a major investor in the Notes offered hereby. By executing this Agreement, you shall be deemed to have advised Mr. Bird that after consideration of the above matters and such consultation with independent counsel and others as you have deemed necessary, you have consented to representation by Mr. Bird of Value Partners, Ltd. and of the purchasers as a group in connection with the preparation of the documents in connection with this transaction, as well as to Mr. Bird's continued representation of Value Partners, Ltd. and their affiliates in connection with matters, including as to the interest acquired by Value Partners, Ltd., in this transaction. In addition, you hereby waive any conflict of interest that might arise by reason of Mr. Bird 's representation of Value Partners, Ltd. and the purchasers as a group in connection with the preparation of the documents contemplated hereby and of Mr. Bird's representation of Value Partners in the proposed restructure of the 1999 Notes.

     (b) You further represent that you have received and reviewed each of the closing documents and your acceptance hereof and your signature hereon shall constitute acceptance of the terms and conditions of each of the closing documents. In doing so, you acknowledge that the documents provided to you are in substantially the form which shall be executed and delivered at Closing, but may be modified, prior to Closing, consistent with the terms of the transaction as set forth herein, in the Memorandum and in such documents.

     (c) You further acknowledge that no representation or warranty, express or implied, is made by Libra Investments, Inc. ("Libra") or any of its representatives as to the accuracy or completeness of the information set forth herein or in the Confidential Private Placement Summary, and nothing contained herein or in the Confidential Private Placement Summary is, or shall be relied upon as, a promise or representation by Libra or any of its representatives, whether as to the past or the future. Neither Libra nor any of its representatives has independently verified any of such information and they do not assume any responsibility for its accuracy or completeness.

     (d) You further acknowledge that you are not relying upon Bergman, Yonks, Stein & Bird, L.L.P. for advice or counsel as to the tax and securities laws consequences of this Agreement.

     10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement or the other Operative Agreements, or made in writing by or on behalf of the Parent, the Subsidiaries or the Subscriber, in connection with the transactions contemplated by this Agreement or the other Operative Agreements, shall survive the execution and delivery of this Agreement and the other Operative Agreements. All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Subsidiaries pursuant to this Agreement and the other Operative Agreements or in connection with any amendment, waiver or modification of this Agreement or any of the other Operative Agreements shall be deemed representations and warranties of the Parent and Subsidiaries or the Subscriber (as the case may be) under this Agreement.

     11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE UNITS OR ANY OTHER OPERATIVE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER

OF ANY OF THE  FOREGOING.

     12. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery:

     (a)  if to the Company, to it at the following address:

          Trans World Gaming Corp.
          One Penn Plaza
          Suite 1503
          New York, New York 10119
          Attn:  Dominick Valenzano, Chief Financial Officer

     (b)  if to the Escrow Agent, to it at the following address:

          U.S. Trust Company of Texas
          2001 Ross Avenue
          Dallas, Texas 75201
          Attn:  John Stohlmann, Vice President

     (c) if to the Subscriber, to the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, certified mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is orally acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     13. HOLD HARMLESS. Neither the Purchasers' Counsel, nor his firm, nor any member thereof shall be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or in the Escrow Agreement in the absence of gross negligence, violation of law or regulation or willful misconduct on his part. In no event shall the Purchasers' Counsel, his firm or any member thereof, be liable for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the parties hereto, for any consequential, punitive or special damages. The Purchasers' Counsel, his firm or any member thereof, shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Purchasers' Counsel (including but not limited to any act or provision of any present or future law or regulation or government authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or, facsimile, Internet, telex or other wire or communication facility).

     14. NOTIFICATION OF CHANGES. The Subscriber and the Company agree and covenant to notify the other promptly upon the occurrence of any event prior to the Closing which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement by such person so notifying to be false or incorrect or of any change in any statement made herein occurring prior to the Closing Date.

     15. ASSIGNABILITY. This Subscription Agreement is not assignable by the Subscriber or the Company, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modifications, waiver or termination is sought.

     16. BINDING EFFECT. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, and legal representatives, and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, and legal representatives. and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     17. OBLIGATIONS IRREVOCABLE. The obligations of the Subscriber shall be irrevocable, (unless the Acquisition does not Close pursuant to the terms hereof), except with the consent of the Company, until the Closing or earlier termination of the Offering, which may be terminated at any time in the sole discretion of the Company.

     18. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts, commitments, or agreements, whether oral or written.

     19. GOVERNING LAW. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of NEW YORK, without reference to conflicts of laws principles.

     20. SEVERABILITY. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     21. HEADINGS. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

     22. COUNTERPARTS. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     23. DOCUMENTS BEING TENDERED. The Subscriber hereby tenders two completed and executed copies of this Subscription Agreement,

              [This portion of the page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this _____ day of March, 1998.

                              CORPORATE SUBSCRIBER:

                              By: ____________________________________

                              Its: ___________________________________


                              INDIVIDUAL SUBSCRIBER:

                              By: ____________________________________

                              PARTNERSHIP SUBSCRIBER:

                              By: ____________________________________

                              Its: ___________________________________


     Accepted this ___ day of March, 1998, as to the Unit.


                              TRANS WORLD GAMING CORP:

                              By: ____________________________________

                              By: ____________________________________



                              TWG INTERNATIONAL U.S. CORPORATION:

                              By: ____________________________________

                              By: ____________________________________


                              TWG FINANCE CORP:

                              By: _______________________________________

                              Its: ________________________________________

                                   SCHEDULE 3(M)

                     EMPLOYMENT AGREEMENTS AS OF MARCH 2, 1998:

     1. Andrew Tottenham, Pres. & CEO of TWG; by agreement dated 12/26/96 and concluding 12/31/01; salary of $150,000 per annum

     2. James Hardman, Pres. MATS by agreement; dated 4/15/97 and concluding 4/14/02; salary of $100,000 per annum

     3. Chris Moore, Dir. of Operations of TWG by agreement; dated 2/1/97 and concluding 1/31/00; salary of $90,000 per annum with a recoverable draw of $20,000 per annum

     Each of the above is covered by the 1993 Stock Option Plan and the 1996 Management Incentive Plan.

                                   SCHEDULE 3(N)

                              UNDISCLOSED LIABILITIES.






                                        None

                                   SCHEDULE 3(O)

                               AFFILIATE TRANSACTIONS





                                        None

                                    Exhibit "A"


                                                       Number of
     Subscriber               Principal Amount         ---------
     ----------                  of Notes              Warrants
                                 --------              --------
Amir Development                   $300,000                    102,644

Banco Santander                    $1,000,000                  342,148

CS First Boston Corp.              $5,000,000                  1,710,741

Value Partners, Ltd.               $8,000,000                  2,737,186

Fort Pitt Investment Fund          $750,000                    256,611

Lim Investment Management          $250,000                    85,537

Margolis, Bobby                    $250,000                    85,537

Milner, Reese                      $100,000                    34,215

Morgan Stanley                     $1,000,000                  342,148

Palestra Capital LLC               $300,000                    102,644

Ravich, Jess                       $50,000                     17,107


                                    EXHIBIT "B"

                                 ESCROW AGREEMENT

                                    Exhibit "C"

TRANS WORLD GAMING
CAPITAL STRUCTURE(1)(2)


                                                        Warrants                                               Options
                                                        --------                                               -------
                      Common                        Grant             Exercise   Expiration           Grant     Exercise  Expiration
                      Shares         # shares       Date              Price $    Date        # shares Date      Price     Date
                      ------         --------       ----              --------   --------    -------- -----     -----     ----
IPO                  2,544,286      1,511,429       12/15/94              8.50   12/15/99
Underwriter                           151,143       12/15/94             11.55   12/15/99
Underwriter                           151,143       12/15/94              13.5   12/15/99
CP Baker                              299,925        3/26/96              0.01    3/26/02
CP Baker                              199,960         6/3/96              0.01     6/2/02
Value Partners                        600,000        6/30/96              1.00    6/29/01
Value Partners                        220,760       12/19/97              0.50   12/31/99
Anazai Partners                       200,000        6/30/96              1.00    6/29/01
New Generation                        100,000        6/30/96              1.00    6/29/01
Friedson                               20,000        6/30/96              1.00    6/29/01
Fundamental Invest                     40,000        6/30/96              1.00    6/29/01
Tottenham              500,000        250,000         1/1/97           0.59375   12/31/01    1,000    10/2/96   1.59375    10/1/01
Tottenham                                                                                    1,000   12/31/96      1.00   12/30/01
Tottenham                                                                                  100,000   12/31/97      0.30   12/30/02
Prime Properties                                                                           120,000   12/22/94      7.00   12/21/97
Prime Properties                                                                          -120,000    Expired
Chrysolith                                                                                 200,000   12/22/94      7.00   12/21/97
Chrysolith                                                                                -200,000    Expired
Stockcomm                                                                                   12,500    1/18/95      9.00       open
Kohlenberg                                                                                   1,000    5/22/95     3.125    5/21/00
Kohlenberg                                                                                  25,000     3/7/96    1.4375     3/6/01
Kohlenberg                                                                                  75,000   12/31/96      1.00   12/30/01
Kohlenberg                                                                                   1,000    3/31/97      1.00    3/30/02
Kohlenberg                                                                                   1,000    6/30/97      0.56    6/29/02
Kohlenberg                                                                                   1,000    9/30/97      0.35    9/29/02
Kohlenberg                                                                                   1,000   12/31/97      0.30   12/30/02
Valenzano                                                                                   20,000    5/22/95     3.125    5/21/00
Valenzano                                                                                   50,000   12/31/96      1.00   12/30/01
Valenzano                                                                                   50,000   12/31/97      0.30   12/30/02
Taft                                                                                         1,000    10/2/96   1.59375    10/1/01
Taft                                                                                         1,000   12/31/96      1.00   12/30/01


----------------------------------
     1 This Table does not include the $4,800,000 outstanding principal amount of 12% Secured Convertible Senior Bonds due 1999 (the "Senior Bonds") which are presently convertible into common stock at $2.50 per share. Assuming all such Senior Bonds are restructured on the terms outlined in the Supplement, the conversion feature will be eliminated and warrants will be issued to purchase 3,200,000 shares of Common Stock with an exercise price of $1.50 per share.

     2 This Table does not include warrants to purchase 2.0% of the fully-diluted Common Stock of the Issuer (except for certain out of the money warrants and options outstanding prior to the private placement) at an exercise price of $.01 per share to be issued to Libra Investments Inc. in connection with the private placement. Such warrants are in addition to the advisory fee equal of 5.0% of the gross proceeds of any securities issued or sold in the private placement (except that such fee shall be 3.0% of the gross proceeds of any securities issued or sold to Value Partners, Ltd.)


                                                        Warrants                                               Options
                                                        --------                                               -------
                      Common                        Grant             Exercise   Expiration           Grant     Exercise  Expiration
                      Shares         # shares       Date              Price $    Date        # shares Date      Price     Date
                      ------         --------       ----              --------   --------    -------- -----     -----     ----
Taft                                                                                         1,000    3/31/97      1.00    3/30/02
Taft                                                                                         1,000    6/30/97      0.56    6/29/02
Taft                                                                                         1,000    9/30/97      0.35    9/29/02
Taft                                                                                         1,000   12/31/97      0.30   12/30/02
Weppler                                                                                     20,000   12/31/96      1.00   12/30/01
Weppler                                                                                      5,000   12/31/97      0.30   12/30/02
Moore                                                                                       25,000     2/1/97    1.3125     2/1/02
Moore                                                                                       25,000     2/1/97      2.00     2/1/02
Moore                                                                                       40,000   12/31/97      0.30   12/30/02
Rivas, Sr                                                                                   25,000    4/19/96   0.90625    4/18/01
Rivas, Sr                                                                                   20,000    10/2/96   1.59375    10/1/01
O'Gorman                                                                                     4,000   12/31/97      0.30   12/30/02
Hardman                                                                                     10,000   12/31/97      0.30   12/30/02

TOTALS               3,044,286      3,744,360                                              519,500
                     ---------      ---------                                              -------
                     ---------      ---------                                              -------
